AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Operating Revenues
Service	$41,023	$34,906	17.5%	$81,707	$68,552	19.2%
Equipment	3,934	4,080	(3.6)%	8,077	8,472	(4.7)%
Total Operating Revenues	44,957	38,986	15.3%	89,784	77,024	16.6%

Operating Expenses
Cost of revenues
Equipment	4,061	4,377	(7.2)%	8,563	9,225	(7.2)%
Broadcast, programming and operations	7,730	5,449	41.9%	15,382	10,615	44.9%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,721	7,632	14.3%	17,306	15,564	11.2%
Selling, general and administrative	9,844	8,684	13.4%	19,493	16,581	17.6%
Depreciation and amortization	7,101	6,378	11.3%	14,307	12,372	15.6%
Total Operating Expenses	37,457	32,520	15.2%	75,051	64,357	16.6%
Operating Income	7,500	6,466	16.0%	14,733	12,667	16.3%
Interest Expense	2,149	2,023	6.2%	4,290	3,794	13.1%
Equity in Net Income (Loss) of Affiliates	40	(16)	-%	33	(7)	-%
Other Income (Expense) - Net	(318)	2,353	-%	(32)	4,055	-%
Income Before Income Taxes	5,073	6,780	(25.2)%	10,444	12,921	(19.2)%
Income Tax Expense	1,099	1,532	(28.3)%	2,122	2,914	(27.2)%
Net Income	3,974	5,248	(24.3)%	8,322	10,007	(16.8)%
Less: Net Income Attributable to Noncontrolling Interest	(261)	(116)	-%	(513)	(213)	-%
Net Income Attributable to AT&T	$3,713	$5,132	(27.7)%	$7,809	$9,794	(20.3)%

Basic Earnings Per Share Attributable to AT&T	$0.51	$0.81	(37.0)%	$1.06	$1.56	(32.1)%
Weighted Average Common Shares Outstanding (000,000)	7,323	6,351	15.3%	7,318	6,257	17.0%

Diluted Earnings Per Share Attributable to AT&T	$0.51	$0.81	(37.0)%	$1.06	$1.56	(32.1)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,353	6,374	15.4%	7,347	6,277	17.0%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Jun. 30,	Dec. 31,
	2019	2018
Assets
Current Assets
Cash and cash equivalents	$8,423	$5,204
Accounts receivable - net of allowances for doubtful accounts of $1,086 and $907	22,381	26,472
Prepaid expenses	1,441	2,047
Other current assets	14,973	17,704
Total current assets	47,218	51,427
Noncurrent Inventories and Theatrical Film and Television Production Costs	10,685	7,713
Property, Plant and Equipment – Net	132,074	131,473
Goodwill	146,662	146,370
Licenses – Net	97,125	96,144
Trademarks and Trade Names – Net	24,088	24,345
Distribution Networks – Net	16,262	17,069
Other Intangible Assets – Net	23,284	26,269
Investments in and Advances to Equity Affiliates	4,133	6,245
Operating Lease Right-of-Use Assets	22,650	-
Other Assets	22,733	24,809
Total Assets	$546,914	$531,864

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$12,625	$10,255
Accounts payable and accrued liabilities	42,082	43,184
Advanced billings and customer deposits	5,734	5,948
Accrued taxes	2,062	1,179
Dividends payable	3,726	3,854
Total current liabilities	66,229	64,420
Long-Term Debt	157,937	166,250
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,713	57,859
Postemployment benefit obligation	21,210	19,218
Operating lease liabilities	20,568	-
Other noncurrent liabilities	28,176	30,233
Total deferred credits and other noncurrent liabilities	128,667	107,310
Stockholders’ Equity
Common stock	7,621	7,621
Additional paid-in capital	125,109	125,525
Retained earnings	59,389	58,753
Treasury stock	(11,151)	(12,059)
Accumulated other comprehensive income	3,289	4,249
Noncontrolling interest	9,824	9,795
Total stockholders’ equity	194,081	193,884
Total Liabilities and Stockholders' Equity	$546,914	$531,864

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six-Month Period
	2019	2018
Operating Activities
Net income	$8,322	$10,007
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,307	12,372
Amortization of film and television costs	5,199	168
Undistributed earnings from investments in equity affiliates	76	235
Provision for uncollectible accounts	1,216	808
Deferred income tax expense (benefit)	1,080	2,285
Net (gain) loss from investments, net of impairments	(905)	(29)
Actuarial (gain) loss on pension and postretirement benefits	2,131	(2,726)
Changes in operating assets and liabilities:
Accounts receivable	3,540	233
Other current assets, inventories and theatrical film and television production costs	(5,422)	1,039
Accounts payable and other accrued liabilities	(3,056)	(3,890)
Equipment installment receivables and related sales	1,144	490
Deferred customer contract acquisition and fulfillment costs	(614)	(1,725)
Retirement benefit funding	(1,232)	(933)
Other - net	(450)	842
Total adjustments	17,014	9,169
Net Cash Provided by Operating Activities	25,336	19,176

Investing Activities
Capital expenditures:
Purchase of property and equipment	(10,542)	(10,959)
Interest during construction	(112)	(267)
Acquisitions, net of cash acquired	(320)	(40,715)
Dispositions	3,593	59
(Purchases), sales and settlement of securities and investments, net	396	(218)
Advances to and investments in equity affiliates, net	(314)	(1,035)
Cash collections of deferred purchase price	-	500
Net Cash Used in Investing Activities	(7,299)	(52,635)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	119	2,227
Issuance of other short-term borrowings	3,067	4,839
Repayment of other short-term borrowings	(3,148)	-
Issuance of long-term debt	10,030	26,478
Repayment of long-term debt	(16,124)	(29,447)
Purchase of treasury stock	(240)	(564)
Issuance of treasury stock	455	12
Dividends paid	(7,436)	(6,144)
Other	(1,506)	(1,121)
Net Cash Used in Financing Activities	(14,783)	(3,720)
Net increase (decrease) in cash and cash equivalents and restricted cash	3,254	(37,179)
Cash and cash equivalents and restricted cash beginning of year	5,400	50,932
Cash and Cash Equivalents and Restricted Cash End of Period	$8,654	$13,753

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Capital expenditures
Purchase of property and equipment	$5,421	$5,002	8.4%	$10,542	$10,959	(3.8)%
Interest during construction	51	106	(51.9)%	112	267	(58.1)%
Total Capital Expenditures	$5,472	$5,108	7.1%	$10,654	$11,226	(5.1)%

Dividends Declared per Share	$0.51	$0.50	2.0%	$1.02	$1.00	2.0%

End of Period Common Shares Outstanding (000,000)				7,305	7,261	0.6%
Debt Ratio				46.8%	50.8%	(400)	BP
Total Employees				257,790	273,210	(5.6)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2019	2018	Change
Wireless Subscribers
Domestic				159,665	146,889	8.7%
Mexico				18,021	16,398	9.9%
Total Wireless Subscribers				177,686	163,287	8.8%

Video Connections
Domestic				22,945	25,473	(9.9)%
Latin America				13,473	13,713	(1.8)%
Total Video Connections				36,418	39,186	(7.1)%

Broadband Connections
IP				14,860	14,709	1.0%
DSL				838	1,063	(21.2)%
Total Broadband Connections				15,698	15,772	(0.5)%

Voice Connections
Network Access Lines				9,207	10,832	(15.0)%
U-verse VoIP Connections				4,766	5,449	(12.5)%
Total Retail Voice Connections				13,973	16,281	(14.2)%

	Second Quarter		Percent	Six-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Wireless Net Additions
Domestic	3,932	3,064	28.3%	6,659	5,694	16.9%
Mexico	299	756	(60.4)%	392	1,299	(69.8)%
Total Wireless Net Additions	4,231	3,820	10.8%	7,051	6,993	0.8%

Video Net Additions
Domestic	(946)	79	-%	(1,572)	203	-%
Latin America	(111)	140	-%	(143)	125	-%
Total Video Net Additions	(1,057)	219	-%	(1,715)	328	-%

Broadband Net Additions
IP	8	72	(88.9)%	108	222	(51.4)%
DSL	(47)	(75)	37.3%	(111)	(169)	34.3%
Total Broadband Net Additions	(39)	(3)	-%	(3)	53	-%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. or in U.S. territories and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Segment Operating Revenues
Mobility	$17,512	$17,282	1.3%	$35,079	$34,637	1.3%
Entertainment Group	11,368	11,478	(1.0)%	22,696	22,909	(0.9)%
Business Wireline	6,628	6,650	(0.3)%	13,126	13,397	(2.0)%
Total Segment Operating Revenues	35,508	35,410	0.3%	70,901	70,943	(0.1)%

Segment Operating Contribution
Mobility	5,833	5,506	5.9%	11,184	10,664	4.9%
Entertainment Group	1,514	1,475	2.6%	2,992	2,784	7.5%
Business Wireline	1,390	1,433	(3.0)%	2,613	2,993	(12.7)%
Total Segment Operating Contribution	$8,737	$8,414	3.8%	$16,789	$16,441	2.1%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Service	$14,006	$13,682	2.4%		$27,798	$27,085	2.6%
Equipment	3,506	3,600	(2.6)%		7,281	7,552	(3.6)%
Total Operating Revenues	17,512	17,282	1.3%		35,079	34,637	1.3%

Operating Expenses
Operations and support	9,654	9,663	(0.1)%		19,835	19,765	0.4%
Depreciation and amortization	2,025	2,113	(4.2)%		4,060	4,208	(3.5)%
Total Operating Expenses	11,679	11,776	(0.8)%		23,895	23,973	(0.3)%
Operating Income	5,833	5,506	5.9%		11,184	10,664	4.9%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$5,833	$5,506	5.9%		$11,184	$10,664	4.9%

Operating Income Margin	33.3%	31.9%	140	BP	31.9%	30.8%	110	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2019	2018	Change
Mobility Subscribers
Postpaid smartphones					60,737	60,183	0.9%
Postpaid feature phones and data-centric devices					15,545	17,189	(9.6)%
Postpaid					76,282	77,372	(1.4)%
Prepaid					17,602	16,217	8.5%
Reseller					7,392	8,582	(13.9)%
Connected Devices					58,389	44,718	30.6%
Total Mobility Subscribers					159,665	146,889	8.7%

Postpaid Phone Subscribers					63,415	63,543	(0.2)%
Total Phone Subscribers					80,003	78,919	1.4%

	Second Quarter				Six-Month Period		Percent
	2019	2018			2019	2018	Change
Mobility Net Additions
Postpaid	(154)	73	-%		(358)	122	-%
Prepaid	341	453	(24.7)%		437	694	(37.0)%
Reseller	(214)	(444)	51.8%		(467)	(832)	43.9%
Connected Devices	3,959	2,982	32.8%		7,047	5,710	23.4%
Total Mobility Net Additions	3,932	3,064	28.3%		6,659	5,694	16.9%

Postpaid Phone Net Additions	72	51	41.2%		152	(9)	-%
Total Phone Net Additions	355	407	(12.8)%		520	539	(3.5)%

Postpaid Churn	1.08%	1.02%	6	BP	1.12%	1.04%	8	BP
Postpaid Phone-Only Churn	0.86%	0.82%	4	BP	0.89%	0.83%	6	BP

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on video distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Video entertainment	$8,035	$8,173	(1.7)%		$16,109	$16,398	(1.8)%
High-speed internet	2,109	1,981	6.5%		4,179	3,859	8.3%
Legacy voice and data services	658	772	(14.8)%		1,341	1,578	(15.0)%
Other service and equipment	566	552	2.5%		1,067	1,074	(0.7)%
Total Operating Revenues	11,368	11,478	(1.0)%		22,696	22,909	(0.9)%

Operating Expenses
Operations and support	8,515	8,657	(1.6)%		17,042	17,468	(2.4)%
Depreciation and amortization	1,339	1,345	(0.4)%		2,662	2,655	0.3%
Total Operating Expenses	9,854	10,002	(1.5)%		19,704	20,123	(2.1)%
Operating Income	1,514	1,476	2.6%		2,992	2,786	7.4%
Equity in Net Income (Loss) of Affiliates	-	(1)	-%		-	(2)	-%
Operating Contribution	$1,514	$1,475	2.6%		$2,992	$2,784	7.5%

Operating Income Margin	13.3%	12.9%	40	BP	13.2%	12.2%	100	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2019	2018	Change
Video Connections
Premium TV					21,581	23,640	(8.7)%
DIRECTV NOW					1,340	1,809	(25.9)%
Total Video Connections					22,921	25,449	(9.9)%

Broadband Connections
IP					13,822	13,692	0.9%
DSL					598	763	(21.6)%
Total Broadband Connections					14,420	14,455	(0.2)%
Fiber Broadband Connections (included in IP)					3,378	2,204	53.3%

Voice Connections
Retail Consumer Switched Access Lines					3,630	4,333	(16.2)%
U-verse Consumer VoIP Connections					4,211	4,950	(14.9)%
Total Retail Consumer Voice Connections					7,841	9,283	(15.5)%

	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Video Net Additions
Premium TV1	(778)	(262)	-%		(1,322)	(449)	-%
DIRECTV NOW	(168)	342	-%		(251)	654	-%
Total Video Net Additions	(946)	80	-%		(1,573)	205	-%

Broadband Net Additions
IP	-	76	-%		93	230	(59.6)%
DSL	(34)	(53)	35.8%		(82)	(125)	34.4%
Total Broadband Net Additions	(34)	23	-%		11	105	(89.5)%
Fiber Broadband Net Additions (included in IP)	318	249	27.7%		615	475	29.5%
[1]	Includes the impact of customers that migrated to DIRECTV NOW.

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers. Revenues have been recast to conform to the current period's presentation.

Business Wireline Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Strategic and managed services	$3,848	$3,603	6.8%		$7,640	$7,198	6.1%
Legacy voice and data services	2,331	2,730	(14.6)%		4,735	5,595	(15.4)%
Other service and equipment	449	317	41.6%		751	604	24.3%
Total Operating Revenues	6,628	6,650	(0.3)%		13,126	13,397	(2.0)%

Operating Expenses
Operations and support	3,982	4,038	(1.4)%		8,022	8,054	(0.4)%
Depreciation and amortization	1,256	1,180	6.4%		2,491	2,350	6.0%
Total Operating Expenses	5,238	5,218	0.4%		10,513	10,404	1.0%
Operating Income	1,390	1,432	(2.9)%		2,613	2,993	(12.7)%
Equity in Net Income of Affiliates	-	1	-%		-	-	-%
Operating Contribution	$1,390	$1,433	(3.0)%		$2,613	$2,993	(12.7)%

Operating Income Margin	21.0%	21.5%	(50)	BP	19.9%	22.3%	(240)	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Revenues have been recast to conform to the current period's presentation.

Business Solutions Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Wireless service	$2,022	$1,829	10.6%		$3,935	$3,620	8.7%
Strategic and managed services	3,848	3,603	6.8%		7,640	7,198	6.1%
Legacy voice and data services	2,331	2,730	(14.6)%		4,735	5,595	(15.4)%
Other service and equipment	449	317	41.6%		751	604	24.3%
Wireless equipment	622	584	6.5%		1,218	1,162	4.8%
Total Operating Revenues	9,272	9,063	2.3%		18,279	18,179	0.6%

Operating Expenses
Operations and support	5,539	5,616	(1.4)%		11,179	11,210	(0.3)%
Depreciation and amortization	1,561	1,487	5.0%		3,102	2,945	5.3%
Total Operating Expenses	7,100	7,103	-%		14,281	14,155	0.9%
Operating Income	2,172	1,960	10.8%		3,998	4,024	(0.6)%
Equity in Net Income of Affiliates	-	1	-%		-	-	-%
Operating Contribution	$2,172	$1,961	10.8%		$3,998	$4,024	(0.6)%

Operating Income Margin	23.4%	21.6%	180	BP	21.9%	22.1%	(20)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. Results from Turner, Home Box Office and Warner Bros. businesses are combined with AT&T's Regional Sports Network (RSN) and Otter Media Holdings in the WarnerMedia segment.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Subscription	$3,536	$687	-%		$6,905	$785	-%
Advertising	1,285	225	-%		2,564	239	-%
Content and other	3,529	481	-%		7,260	481	-%
Total Operating Revenues	8,350	1,393	-%		16,729	1,505	-%

Operating Expenses
Operations and support	6,289	911	-%		12,282	993	-%
Depreciation and amortization	91	31	-%		234	32	-%
Total Operating Expenses	6,380	942	-%		12,516	1,025	-%
Operating Income	1,970	451	-%		4,213	480	-%
Equity in Net Income (Loss) of Affiliates	55	(26)	-%		122	(16)	-%
Operating Contribution	$2,025	$425	-%		$4,335	$464	-%

Operating Income Margin	23.6%	32.4%	(880)	BP	25.2%	31.9%	(670)	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Segment Operating Revenues
Vrio	$1,032	$1,254	(17.7)%	$2,099	$2,608	(19.5)%
Mexico	725	697	4.0%	1,376	1,368	0.6%
Total Segment Operating Revenues	1,757	1,951	(9.9)%	3,475	3,976	(12.6)%

Segment Operating Contribution
Vrio	(2)	67	-%	30	215	(86.0)%
Mexico	(207)	(217)	4.6%	(412)	(476)	13.4%
Total Segment Operating Contribution	$(209)	$(150)	(39.3)%	$(382)	$(261)	(46.4)%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues	$1,032	$1,254	(17.7)%		$2,099	$2,608	(19.5)%

Operating Expenses
Operations and support	881	1,016	(13.3)%		1,747	2,017	(13.4)%
Depreciation and amortization	165	186	(11.3)%		334	391	(14.6)%
Total Operating Expenses	1,046	1,202	(13.0)%		2,081	2,408	(13.6)%
Operating Income	(14)	52	-%		18	200	(91.0)%
Equity in Net Income of Affiliates	12	15	(20.0)%		12	15	(20.0)%
Operating Contribution	$(2)	$67	-%		$30	$215	(86.0)%

Operating Income Margin	(1.4)%	4.1%	(550)	BP	0.9%	7.7%	(680)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2019	2018	Change
Vrio Video Subscribers[1]					13,473	13,713	-1.8%

	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Vrio Video Net Subscriber Additions	(111)	140	-%		(143)	125	-%

[1]	2019 excludes the impact of 222 subscriber disconnections resulting from conforming our video credit policy across the region, which is reflected in beginning of period subscribers.

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Wireless service	$479	$417	14.9%		$921	$821	12.2%
Wireless equipment	246	280	(12.1)%		455	547	(16.8)%
Total Operating Revenues	725	697	4.0%		1,376	1,368	0.6%

Operating Expenses
Operations and support	813	787	3.3%		1,538	1,590	(3.3)%
Depreciation and amortization	119	127	(6.3)%		250	254	(1.6)%
Total Operating Expenses	932	914	2.0%		1,788	1,844	(3.0)%
Operating Income (Loss)	(207)	(217)	4.6%		(412)	(476)	13.4%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$(207)	$(217)	4.6%		$(412)	$(476)	13.4%

Operating Income Margin	(28.6)%	(31.1)%	250	BP	(29.9)%	(34.8)%	490	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,		Percent
					2019	2018	Change
Mexico Wireless Subscribers[1]
Postpaid					5,489	5,749	(4.5)%
Prepaid					12,180	10,468	16.4%
Reseller					352	181	94.5%
Total Mexico Wireless Subscribers					18,021	16,398	9.9%

	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Mexico Wireless Net Additions
Postpaid	(153)	142	-%		(222)	251	-%
Prepaid	401	611	(34.4)%		515	1,070	(51.9)%
Reseller	51	3	-%		99	(22)	-%
Total Mexico Wireless Net Subscriber Additions	299	756	(60.4)%		392	1,299	(69.8)%

[1]	2019 excludes the impact of 692 subscriber disconnections resulting from the churn of customers related to sales by certain third-party distributors and the sunset of 2G services in Mexico, which are reflected in beginning of period subscribers.

XANDR SEGMENT

The Xandr segment provides advertising services. These services utilize data insights to develop higher value targeted advertising. Certain revenues in this segment are also reported by the Communications segment and are eliminated upon consolidation.

Segment Operating Results
Dollars in millions
Unaudited	Second Quarter		Percent		Six-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Segment Operating Revenues	$485	$392	23.7%		$911	$729	25.0%

Segment Operating Expenses
Operations and support	147	59	-%		307	109	-%
Depreciation and amortization	13	-	-%		26	1	-%
Total Segment Operating Expenses	160	59	-%		333	110	-%
Operating Income	325	333	(2.4)%		578	619	(6.6)%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Operating Contribution	$325	$333	(2.4)%		$578	$619	(6.6)%

Segment Operating Income Margin	67.0%	84.9%	(1,790)	BP	63.4%	84.9%	(2,150)	BP

Supplemental AT&T Advertising Revenues

As a supplemental presentation to our Xandr segment operating results, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets and represents a significant strategic initiative and growth opportunity for AT&T.

Advertising Revenues
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Operating Revenues
WarnerMedia	$1,285	$225	-%	$2,564	$239	-%
Communications	470	431	9.0%	887	806	10.0%
Xandr	485	392	23.7%	911	729	25.0%
Eliminations	(399)	(387)	(3.1)%	(749)	(721)	(3.9)%
Total Advertising Revenues	$1,841	$661	-%	$3,613	$1,053	-%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
June 30, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,512	$9,654	$7,858	$2,025	$5,833	$-	$5,833
Entertainment Group	11,368	8,515	2,853	1,339	1,514	-	1,514
Business Wireline	6,628	3,982	2,646	1,256	1,390	-	1,390
Total Communications	35,508	22,151	13,357	4,620	8,737	-	8,737
WarnerMedia	8,350	6,289	2,061	91	1,970	55	2,025
Latin America
Vrio	1,032	881	151	165	(14)	12	(2)
Mexico	725	813	(88)	119	(207)	-	(207)
Total Latin America	1,757	1,694	63	284	(221)	12	(209)
Xandr	485	147	338	13	325	-	325
Segment Total	46,100	30,281	15,819	5,008	10,811	67	10,878
Corporate and Other
Corporate	209	626	(417)	134	(551)
Acquisition-related items	(30)	316	(346)	1,960	(2,306)
Certain significant items	-	94	(94)	-	(94)
Eliminations and consolidations	(1,322)	(961)	(361)	(1)	(360)
AT&T Inc.	$44,957	$30,356	$14,601	$7,101	$7,500

June 30, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,282	$9,663	$7,619	$2,113	$5,506	$-	$5,506
Entertainment Group	11,478	8,657	2,821	1,345	1,476	(1)	1,475
Business Wireline	6,650	4,038	2,612	1,180	1,432	1	1,433
Total Communications	35,410	22,358	13,052	4,638	8,414	-	8,414
WarnerMedia	1,393	911	482	31	451	(26)	425
Latin America
Vrio	1,254	1,016	238	186	52	15	67
Mexico	697	787	(90)	127	(217)	-	(217)
Total Latin America	1,951	1,803	148	313	(165)	15	(150)
Xandr	392	59	333	-	333	-	333
Segment Total	39,146	25,131	14,015	4,982	9,033	(11)	9,022
Corporate and Other
Corporate	320	661	(341)	118	(459)
Acquisition-related items	-	321	(321)	1,278	(1,599)
Certain significant items	-	152	(152)	-	(152)
Eliminations and consolidations	(480)	(123)	(357)	-	(357)
AT&T Inc.	$38,986	$26,142	$12,844	$6,378	$6,466

SUPPLEMENTAL SEGMENT RECONCILIATION

Six Months Ended
Dollars in millions
Unaudited
June 30, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$35,079	$19,835	$15,244	$4,060	$11,184	$-	$11,184
Entertainment Group	22,696	17,042	5,654	2,662	2,992	-	2,992
Business Wireline	13,126	8,022	5,104	2,491	2,613	-	2,613
Total Communications	70,901	44,899	26,002	9,213	16,789	-	16,789
WarnerMedia	16,729	12,282	4,447	234	4,213	122	4,335
Latin America
Vrio	2,099	1,747	352	334	18	12	30
Mexico	1,376	1,538	(162)	250	(412)	-	(412)
Total Latin America	3,475	3,285	190	584	(394)	12	(382)
Xandr	911	307	604	26	578	-	578
Segment Total	92,016	60,773	31,243	10,057	21,186	$134	$21,320
Corporate and Other
Corporate	418	1,139	(721)	303	(1,024)
Acquisition-related items	(72)	389	(461)	3,948	(4,409)
Certain significant items	-	342	(342)	-	(342)
Eliminations and consolidations	(2,578)	(1,899)	(679)	(1)	(678)
AT&T Inc.	$89,784	$60,744	$29,040	$14,307	$14,733

June 30, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$34,637	$19,765	$14,872	$4,208	$10,664	$-	$10,664
Entertainment Group	22,909	17,468	5,441	2,655	2,786	(2)	2,784
Business Wireline	13,397	8,054	5,343	2,350	2,993	-	2,993
Total Communications	70,943	45,287	25,656	9,213	16,443	(2)	16,441
WarnerMedia	1,505	993	512	32	480	(16)	464
Latin America
Vrio	2,608	2,017	591	391	200	15	215
Mexico	1,368	1,590	(222)	254	(476)	-	(476)
Total Latin America	3,976	3,607	369	645	(276)	15	(261)
Xandr	729	109	620	1	619	-	619
Segment Total	77,153	49,996	27,157	9,891	17,266	$(3)	$17,263
Corporate and Other
Corporate	653	1,396	(743)	141	(884)
Acquisition-related items	-	388	(388)	2,340	(2,728)
Certain significant items	-	332	(332)	-	(332)
Eliminations and consolidations	(782)	(127)	(655)	-	(655)
AT&T Inc.	$77,024	$51,985	$25,039	$12,372	$12,667